SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15 (d) OF THE
SECURITES EXCHANGE ACT of 1934

October 17, 2003______________________________________________
(Date of Report - date of earliest event reported)

First Albany Companies Inc._____________________________________
(Exact name of registrant as specified in its charter)

New York_ _ ____ __ _ _ __ ___ _____ ____ 0-14140 _ _ _ _ _ _ _ _ _ 22-2655804______
(State of Other Jurisdiction of Incorporation)    (Commission File Number)   (IRS Employer Identification No.)

30 South Pearl Street, Albany, New York  12207__________________
(Address of Principal Executive Offices)                                   (Zip Code)

(518) 447-8500__________________________________________________
(Registrant's telephone number, including area code)

________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 9.     Regulation FD Disclosure

    Item 12.  Results of Operations and Financial Condition
                   The following information is furnished pursuant to Item 9 and Item 12 of Form 8-K.

     On October 17, 2003, First Albany Companies Inc. announced its financial results for the quarter ended September 30, 2003.  The press release announcing financial results for the quarter ended September 30, 2003 is filed herewith as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        First Albany Companies Inc.

Dated: October 17, 2003_________                   /a/ STEVEN R. JENKINS
                                                                            Steven R. Jenkins
                                                                            Chief Financial Officer